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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           June 9, 2000 (June 8, 2000)
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                                  PHYCOR, INC.
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             (Exact name of registrant as specified in its charter)

          Tennessee                 0-19786                 62-13344801
        --------------           ---------------          ---------------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of              Number)               Identification
       Incorporation)                                         Number)

                            30 Burton Hills Boulevard
                                    Suite 400
                           Nashville, Tennessee 37215
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               (Address of principal executive offices) (Zip Code)

                                 (615) 665-9066
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              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 5.     OTHER EVENTS

            On June 9, 2000, PhyCor, Inc., a Tennessee corporation ("PhyCor"), announced that Joseph C. Hutts had resigned his positions as Chairman of the Board of Directors and Chief Executive Officer of PhyCor. Mr. Hutts will remain on the Board of Directors. Derril W. Reeves also resigned his positions as Vice Chairman of the Board, Executive Vice President and Chief Development Officer of PhyCor. In addition, Mr. Reeves resigned from the Board of Directors. The resignations were effective June 8, 2000. Thompson S. Dent, President of PhyCor, has been named Chairman of the Board and Chief Executive Officer of PhyCor effective immediately.

            In addition, PhyCor announced that E. M. Warburg, Pincus & Co., LLC ("Warburg, Pincus") and PhyCor have mutually determined that PhyCor will not issue the second series of zero coupon convertible subordinated notes under its previously announced agreement with Warburg, Pincus. As a result of the determination not to issue the second series of notes, the agreement allows Warburg, Pincus to purchase up to 15,000,000 shares of PhyCor's Common Stock in the open market over the next six months.

            The press release announcing the above stated matters is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (a)    Financial Statements of Business Acquired.

                            None required

            (b)    Pro Forma Financial Information.

                            None required

            (c)    Exhibits.

                   99       Form of press release issued June 9, 2000





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PHYCOR, INC.

                                         By: /s/ Tarpley B. Jones
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                                                Tarpley B. Jones
                                                Executive Vice President and
                                                Chief Financial Officer



Date:  June 9, 2000










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                                  EXHIBIT INDEX

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBITS
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  99        --     Form of press release issued June 9, 2000











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